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                                                                    Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 27, 2002 (except Note 12(d) as to which the date is December 17, 2002) in the Registration Statement (Form S-1 No. 333-00000) and the related Prospectus of Endurance Specialty Holdings Ltd. dated December 19, 2002.


/s/ Ernst & Young

Hamilton, Bermuda
December 19, 2002